Form C. G.-1-A
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THE OFFICIAL INSIGNIA OF
MEXICO, READING: UNITED
MEXICAN STATES; MINISTRY
OF TRANSPORT AND
COMMUNICATIONS
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Exhibit 10.10.1
AMENDMENT TO THE CONCESSION TITLE AWARDED BY THE FEDERAL GOVERNMENT, THROUGH THE MINISTRY OF TRANSPORT AND COMMUNICATIONS, HEREAFTER, THE “MINISTRY”, ON DECEMBER 2, 1996 TO THE COMPANY FERROCARRIL DEL NORESTE, S.A. DE C.V., NOW TFM, S.A. DE C.V., HEREAFTER, THE “CONCESSIONAIRE”.

C O N S I D E R A T I O N S

I.
On December 2, 1996, the Federal Government, through the Ministry of Transport and Communications, awarded Ferrocarril del Noreste, S.A. de C.V. the Concession title to operate and exploit the Northeast trunk line to provide public railroad freight transportation services thereupon and auxiliary services (hereafter, the Concession Title), under the terms set forth in the respective Title.

II.
On May 6, 1997, Ferrocarril del Noreste, S.A. de C.V. changed its company name to TFM, S.A. de C.V., the foregoing being recorded in public instrument No. 33,385, dated May 6, 1997, notarized by Mr. Miguel Limón Díaz, Mexico City Notary Public No. 97, which was duly filed with the Mexico City Public Property and Business Registry, under Commercial Folio No. 222305.

III.
Mr. Mario Mohar Ponce and Mr. Mario Alberto González Padilla hold sufficient legal capacity to sign this document, as accredited with public instrument No. 36,816, dated February 12, 2001, notarized by Mr. Miguel Limón Díaz, Mexico City Notary Public No. 97.

IV.
The Concessionaire hereby agrees to amend the Concession Title to revert the track section on the Morelos line that runs from kilometer M-229+364.75, equivalent of kilometer B-253+668.24, to kilometer M-262+094.30, equivalent of kilometer B-285+861, and which is identified on the plans attached hereto as Appendix "A", back to the Federal Government.

The purpose of the foregoing is to ensure the continuity and efficiency of the railroad services provided by the concessionaire on the Pacific-North railroad line, with the understanding that all yards, lateral tracks, short tracks, sidings, and other existing constructions that connect to the track section described in the previous paragraph, shall continue to be part of the Concession Title of the Concessionaire therefore the Concessionaire will retain the same rights and obligations established in the Concession Title and this amendment on same, and the Concessionaire will be granted obligatory rights of way on the track section in reference, to connect to its facilities, which are included in the Concession Title, to service the industry, and for trains formed in Querétaro to arrive and leave.

V.
The Concessionaire requested the amendment of the Concession Title from the Ministry with regards to the overhead double electrified track on the line from Huehuetoca to Querétaro, in order for such track to not be used or maintained and which, accordingly, may be dismantled at the discretion of the Concessionaire, for which the Concessionaire delivered the corresponding technical study to the Ministry.

VI.	Following analysis of the abovementioned technical study, it was determined that the operation of the double electrified track on the Huehuetoca-Querétaro line impedes the efficient use of

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Form C. G.-1-A
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THE OFFICIAL INSIGNIA OF
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MEXICAN STATES; MINISTRY
OF TRANSPORT AND
COMMUNICATIONS
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the equipment and the development of new technologies, to the detriment of the users, and to the operation of the system as a whole. It was also determined that a portion of the facilities to be removed from said track could be put to better use by the suburban public passenger transportation service in the metropolitan area, which is projected to be established.

VII.
The Intersectorial Commission on Disincorporation, by Resolution CID-00-XXIII-3, dated July 31, 2000, approved the request to amend the Concession Title, to revert a portion of the double track on the La Griega-Mariscala section to the Federal Government, and also in reference to the removal of the overhead lines on the double electrified track on the Huehuetoca to Querétaro section and to compensate the investment plan for the respective title in terms of the commitment on same.

Given the above, under the terms of Article 36, sections I, VIII, and XXVII, of the Federal Government Organic Law; Articles 1, 5, 6 sections II and VIII, and 14 of the Railroad Service Regulatory Law; Articles 1, 3, 15, and 42 of the Railroad Service Regulation; Article 5, sections XI and XVIII, of the Ministry of Transport and Communications Internal Regulation, and relevant to points 2.4, 2.5, 5.2, and 5.4 of the Concession Title awarded to Ferrocarril del Noreste, S.A. de C.V. on December 2, 1006, published in the Official Federal Gazette on February 3, 1997, and with the consent of the Concessionaire, in accordance with the terms of Condition 5.2 of the Concession Title of the Concessionaire, this Ministry hereby amends the concession awarded to the Concessionaire on December 2, 1996, in accordance with the following:

C O N D I T I O N S

FIRST.- The track section on the Morelos line that runs from kilometer M-229+364.75, equivalent to kilometer B-253+668.24, to kilometer M-262+094.30, equivalent to kilometer B-285+861, and which is identified in the plans attached hereto as Appendix "A" is hereby reverted to the Federal Government without any restriction of ownership and free of all encumbrance.

All yards, lateral tracks, short tracks, sidings, and other existing connecting constructions, and those the Concessionaire constructs in accordance with the Concession Title on the section of the Morelos line indicated in the previous paragraph, shall continue under the exclusive use of the Concessionaire under the terms of the Concession Title and this amendment.

The Concessionaire must execute the works described in Appendix "B" hereto, under the terms set forth therein, within a maximum of one year from the date of signing hereunder. The works executed shall become federal public assets and be reverted the Federal Government on completion, to the satisfaction of the Ministry. In the event the works mentioned in section II of Appendix "B" are not completed within the period indicated, the Concessionaire hereby accepts that the track section of 36 meters on line B that runs from Km. B-285+861 to Km. B-285+897.21 described in Appendix "A" hereto will be reverted to the Federal Government, at no cost.

SECOND.- As a result of the reversion referenced in the previous condition, Appendices One, Two, Nine, Ten, and Eleven to the Concession Title are hereby amended under the following terms:

a)	Appendix One is hereby amended to eliminate all reference to the track section between La Griega and Mariscala on the Morelos line, which runs from kilometer M-229+364.75,

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equivalent to B-253+668.24, to kilometer M-262+094,30, equivalent to kilometer B-285+861, and which is identified on the plans attached hereto as Appendix "A", as of the entering into effect of this amendment;

b)
Appendix Two is hereby amended, substituting plans 5 and 7 of Volume I, and the route maps referring to the track section indicated in the previous point, for the plans and route maps attached to this instrument as Appendices "C", "D", and "E", respectively, to be included in same;

c)	Point 1.7 of the Appendix Nine to the Concession Title is hereby amended, to read as follows:

"1.7 On the Juárez Line from Km. B-265+078.35 = J-240+817.73 to Km.B-285 + 861 = JM-262 + 094.30, with which, through the additional use of the rights of way indicated in points 1.1 and 1.6 of this Appendix Nine, the concessionaire on the Pacific-North railroad line will hold rights of way to service traffics involving trains consolidated in Querétaro.

Insofar as the Concessionaire constructs the connection on the Morelos line between Km. M-262 + 020 and Km. A-263 + 970 on the A line concessioned to the concessionaire on the Pacific-North railroad line, the Concessionaire will hold a right of way, free of charge, from Km. JM-262 + 094.30 = B-285 + 861 to Km. B-285 + 897.21 = Km. A-263+921.69.

Also, insofar as the Concessionaire relocates the short tracks identified with number 79, located at Km. B-251 + 416.13 = JM-227 + 312.18 on the B line, concessioned to the concessionaire on the Pacific-North railroad line, the Concessionaire will hold a right of way, free of charge, on the Morelos line from Km. M-227 +501.44 = B-251+607.70 to Km. M-229 + 364.75 = B-253 + 668.24. (N-6)".

d)	The following point 1.9 shall be added to Appendix Ten:

"1.9. Right of way on the Morelos line, through the short tracks between M-229+364.75 = B-253+668.24 and JM-262+094.30 = B-285 + 861, in order to connect, have access to and service the industry, to form trains, and to have these trains arrive and leave without any limitation of any nature, in the New Yard at Querétaro, all yards, lateral tracks, sidings, short tracks, and other existing and connecting constructions on said track section, which are concessioned to the Concessionaire, and also to have access to Mariscala and to make use of the right of way contained in point 1.1 in this Appendix Ten. (PN-18)."

In the event the track section consisting of 36 (thirty-six) meters on the B line from Km. B-285 + 861 to Km. B-285 +897.21 is reverted, obligatory rights of way will be established on said track section".

e)
Appendix Eleven is hereby amended substituting the plan identified as N-6, together with its datasheet, for the plan and datasheet attached to this amendment as Appendix "F" to be included in same, and the plan identified as PN-18, together with its datasheet, shall be added as attached to this amendment as Appendix "G" to be included in same.

THIRD.- The railroad operation at the crossing referenced in section II of Appendix "B" or,

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Form C. G.-1-A
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accordingly, on the section of the B line from Kilometer B-285 +861, equivalent to Kilometer JM-262 + 094. 30, to Kilometer B-285 + 891.21, equivalent to Kilometer A-263 + 921.69, shall corresponding to the dispatch for which the concessionaire on Pacific-North railroad line is responsible. The dispatch must be performed through a system of traffic lights in the order in which the trains arrive at the crossing (the first to arrive is the first to pass). In the event the operation is not performed in an efficient manner, the Ministry will designate a party to be responsible for the dispatch of the trains at the crossing in question, and in the event a third party is designated, the Concessionaire and the concessionaire on the Pacific-North trunk line, will be responsible for all costs, without affecting any sanctions that may be applicable.

FOURTH.- Condition 2.5 of the Concession Title is hereby amended to read as follows:

"2.5
The Concessionaire may alter or execute works on the Railroad Line or the Assets when the purpose of such modifications is to modernize, reconstruct, conserve, or maintain the line or the Assets, or to improve the efficiency or the quality of the railroad service, with the understanding that the overhead line corresponding to the Buenavista-Huehuetoca double electrified track shall not be left without service.

Within a maximum of 2 (two) years from the date of this title entering into effect, the Concessionaire must execute the works and investments required for the traffic control on the double track to be performed separately on the Querétaro-Huehuetoca and Huehuetoca-Buenavista track sections, so that the Concessionaire may perform the traffic control on the former of the track sections indicated. The latter shall be operated by the Concessionaire on the Valle de México Railroad Terminal. However, both concessionaires may agree that the operation be performed in a different manner, provided there exist no technical or operative impediments for the efficient and safe operation of the Railroad Line and the providing of the service, in which case, the approval of the Ministry must be sought.

The Concessionaire shall be wholly responsible for the conservation and maintenance of the double electrified track from Buenavista to Huehuetoca.

All works executed on the Railroad Line shall immediately become federal public assets, independent of the term of this title and the Concessionaire shall acquire the corresponding rights and obligations on same as so conferred upon the Concessionaire by the provisions contained in points 1.4.1, 1.4.2, and 1.5.

The Concessionaire is obligated to execute the works in adherence of the executive project previously approved by the Ministry. On the conclusion of said works, the specific characteristics, configuration, and dimensions of such works shall be added to Appendix Two".

FIFTH.- Appendix Seven to the Concession Title is hereby amended to eliminate all reference to the obligation to conserve and maintain the overhead lines on the double electrified track on the Huehuetoca-Querétaro track section, the Concessionaire being authorized to compensate the investment plan where this item is contemplated in the current Business Plan.

SIXTH.- The Concessionaire may remove the overhead lines, on the Huehuetoca-Querétaro track section. The power substations, the copper cable, the consoles, and other installations related to the electrification of this track section shall revert to the Federal Government, at no cost, in accordance with the inventory to be prepared by the Ministry and the Concessionaire, jointly.

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Form C. G.-1-A
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The assets and parts that may be dismantled and reused to be reverted by reason of the removal of the overhead lines on the Huehuetoca-Querétaro track section, with the exception of those that cannot be physically removed and delivered due to their nature, shall be removed and delivered to the Federal Government at the location, within Mexico, so indicated by the Ministry, at no cost to the Federal Government, within 30 (thirty) days following the signing of this instrument. In the event delivery cannot be completed due to causes imputable to the Federal Government, the obligation of the Concessionaire to maintain the substations shall only remain in effect for said period of 30 (thirty) days, from the date of signing hereunder, and the Federal Government will be responsible for delivery and will also cover any and all administrative and warehousing costs incurred. In the event the substations cannot be delivered due to causes imputable to the Concessionaire, the Concessionaire will be responsible for their maintenance until such time as their delivery is completed.

Any asset that may be dismantled and reused that cannot be delivered to the Federal Government due to any reason imputable to the Concessionaire must be paid according to the appraisal performed by the Institute for the Administration and Appraisal of National Assets.

SEVENTH.- The terms of this amendment to the Concession Title shall enter into effect on February 12, 2001, and shall be integrally included in the Concession Title as of said date. The remaining conditions set forth in the Concession Title awarded to the Concessionaire on December 2, 1996 shall remain in effect and be ratified in their whole.

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Form C. G.-1-A
PRINTED SEAL BEARING
THE OFFICIAL INSIGNIA OF
MEXICO, READING: UNITED
MEXICAN STATES; MINISTRY
OF TRANSPORT AND
COMMUNICATIONS
ILLEGIBLE STAMP

On signing hereunder, the Concessionaire unconditionally accepts the terms and conditions set forth herein.

Mexico City, Mexico, February 12, two thousand and one.

MINISTRY OF TRANSPORT AND COMMUNICATIONS

ILLEGIBLE SIGNATURE

Pedro Cerisola y Weber

TFM, S.A. de C.V.

ILLEGIBLE SIGNATURE

_____________________________
Mario Mohar Ponce
Legal Representative

ILLEGIBLE SIGNATURE

_____________________________
Mario Alberto Gonzalez Padilla
Legal Representative

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